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                                                                    EXHIBIT 32.2

                        CERTIFICATION ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Prestolite Electric Holding, Inc. (the Company) on Form 10-Q for the period ending September 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Kenneth C. Cornelius, Chief Financial Officer of the Company. Certify, pursuant to 18 U.S.C ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company



Date:    November 10, 2003                By:  /s/ Kenneth C. Cornelius
                                               ------------------------
                                               Kenneth C. Cornelius
                                               Executive Vice President and
                                               Chief Financial Officer





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